                                                             EXHIBIT 10.17


                                    LEASE
                                    -----

     THIS LEASE is made this 24th day of January, 1997, between VALLEY
INDUSTRIES

REALTY L.P., a Delaware limited partnership (hereinafter called the "Lessor") and VALLEY INDUSTRIES, INC., a Delaware corporation (hereinafter called the "Lessee").

                                 WITNESSETH:
                                 -----------
                          ARTICLE I - GRANT AND TERM
                          --------------------------

     1.1 Premises. In consideration of the rents, covenants and agreements herein contained, the Lessor hereby demises and leases unto the Lessee and the Lessee rents from the Lessor those certain parcels of land known for street location purposes as 32451 and 32501 DeQuindre Road, Madison Heights, Michigan and more fully described on the attached Exhibit A incorporated herein by this reference, along with all buildings, improvements and fixtures now or hereafter placed in or on the property and all rights, easements and appurtenances related thereto, which property is hereinafter referred to as the "Premises" or "Leased Premises".

     1.2 Purpose and Term. The Leased Premises shall be used by the Lessee for office and manufacturing purposes. The term of this Lease shall commence on the date hereof and ending on the 31st day of December, 2002. A "Lease Year" shall mean a period of twelve (12) consecutive months commencing January 1st of each year and ending December 31st of such year.

     1.3 Replacement Lease. This Lease shall replace and supercede that certain Lease between the Lessor and Lessee dated May 27, 1993 (the "Prior Lease") which related solely to the property located at 32501 DeQuindre Road in Madison Heights, Michigan. Notwithstanding the foregoing, the rights and obligations of the Lessor and Lessee under the terms of the Prior Lease as related to events, occurrences and conditions which occurred or otherwise arose during the term thereof.

                                  ARTICLE II
                                  ----------

                             RENT-TAXES-UTILITIES
                             --------------------

     2.1 Minimum Rent. Lessee covenants and agrees with Lessor to pay as minimum rent (the "Minimum Rent") the sum of Twenty-One Thousand and 00/100 Dollars ($21,000.00) per month, subject to adjustment as set forth in Sections
2.4 and 2.5 hereof, payable at such address as Lessor shall designate, in advance, commencing on the date on which Lessor takes fee simple title to the Premises (the "Rent Commencement Date") and thereafter on the 1st day of each calendar month during the continuation of this Lease; provided, however, that if the Rent Commencement Date occurs other than the first day of a calendar month, then the Minimum Rent Payment for the first month shall be prorated according to the number of days remaining in the first month.

     2.2 Rent Tax and Real Estate Taxes. Lessee covenants and agrees to pay all real estate taxes and assessments due or to become due on the Leased Premises during the continuation of this Lease as and when such taxes and assessments become due and payable. Any sales, gross rental, net rental or other duly imposed tax which is measured by or imposed upon the rent and other charges herein provided to be paid to Lessor, shall be borne by Lessee, except that Lessee shall not thereby be required to pay any inheritance, franchise, income, personal property or similar taxes levied on the business or operation of Lessor.

     2.3 Utilities. Lessee covenants and agrees with Lessor to pay for, as and when due, all electric current, all gas, all water charges, including sewer taxes, rentals and surcharges, and all rubbish removal charges, incurred in or related to the Leased Premises during the term of this Lease, at the rates of the utility company, municipality or other entity supplying the services and according to the rules, readings of the meters or submeters measuring the quantity furnished to the Leased Premises. Any failure to pay such utility charges within ten (10) days of the date they are due shall constitute a default by Lessee under the terms of this Lease.

     2.4 Monthly Adjustments. The Minimum Rent due hereunder in respect of each month during the term of this Lease shall be subject to monthly adjustment (the "Monthly Adjustment") by an amount equal to the "Excess Interest." For purposes of this Lease, Excess Interest shall mean any interest payable by Lessor during the continuation of this Lease on any mortgage indebtedness encumbering the Leased Premises to the extent such interest payment exceeds an interest payment computed on a base rate of interest of nine percent (9%) per annum. Lessor shall notify Lessee in writing of any Monthly Adjustment and the Minimum Rent shall be increased by such Monthly Adjustment commencing with the next succeeding Minimum Rent payment and continuing thereafter.

     2.5 Increased Annual Adjustment. The Minimum Rent due hereunder shall be further adjusted annually each Lease Year during the continuation of this Lease as follows:

     (a) On or before November 1st of each Lease Year, Lessor and Lessee shall use their best efforts to agree on the amount of increased rent, if any, to be paid by Lessee to Lessor during the next succeeding Lease Year.

     (b) If pursuant to paragraph (a) above, Lessor and Lessee fail to agree on an amount of increased rent, then the Minimum Rent due hereunder shall be increased annually as of January 1st of each Lease Year during the continuation of this Lease in proportion to the increase, if any, in the Detroit All Items Consumer Price Index for Urban Consumers ("CPIU - 1967 = 100") (the "Index") for the month of December of each year over the Index for the month of December of the immediately preceding year, In the event the Indexes for December are not available by January 1st, earlier corresponding monthly Indexes shall be used. In the event the Index is no longer available, the Lessee agrees to accept any rent increase based upon comparable statistics tending to fairly present such increases in the costs of living in the Detroit area calculated by the Lessor acting in good faith with respect thereto.

          One twelfth (1/12) of the increased annual rent, if any, as determined in this paragraph 2.5, shall be paid by Lessee to Lessor monthly during the Lease Year for which such increased rent is so determined, along with and in addition to the Minimum Rent, provided, however, that in no event and at no time during the continuation of this Lease, shall rent paid by Lessee to Lessor be less than the Minimum Rent.

     2.6 Security Deposit. Lessee shall deposit with Lessor the additional sum of Ten Thousand Eight Hundred Seventy-Five and 00/100 Dollars ($10,875.00), receipt of which is hereby acknowledged by Lessor, as security for the full and faithful performance by Lessee of the terms, conditions, and covenants of this Lease on Lessee's part to be performed and kept and for the cost of any repair or correction of damage in excess of normal wear and tear. If at any time during the term hereof Lessee shall be in default in the payment of rent or other sums due hereunder, or any portion thereof, or of any other sums expressly constituting rent hereunder, Lessor may appropriate and apply any portion of the security deposit as may be necessary to the payment of the overdue rent or other sums due hereunder. If at any time during the term hereof Lessee should fail to repair any damage to the Premises that it is required to repair pursuant to the terms hereof, Lessor may appropriate and apply any portion of the security deposit as may be reasonably necessary to make such repairs. The security deposit or any balance thereof shall be returned without interest after the Lessee has surrendered the Premises in an acceptable condition (following a personal inspection by Lessor). If Lessor determines that any loss, damage, or injury chargeable to the Lessee hereunder exceeds the security deposit, the Lessor, at its option, may retain the said sum as liquidated damages or may apply the sum against any actual loss, damage, or injury and the balance thereof will be the responsibility of Lessee. Lessor's determination of the amount, if any, to be returned to the Lessee shall be final. It is further understood and agreed that the said security deposit is not to be considered as the last payment under the Lease.

                                 ARTICLE III
                                 -----------
                  POSSESSION, USE AND SURRENDER OF PREMISES
                  -----------------------------------------

     3.1 Possession and Surrender. Lessee shall take possession of the Premises, in the condition in which they are at the beginning of the term, shall not permit the Premises to be vacant during the term, and at the end of the term shall deliver all keys to Lessor and leave the Premises broom clean and in as good condition as received and/or thereafter improved by Lessor, except for reasonable wear and tear, or damage arising from causes covered under standard policies of fire and extended coverage insurance. Lessee shall be obligated to remove any alterations or improvements to the Leased Premises done by Lessee upon the written request of the Lessor and Lessee shall repair any damage caused by such renewal. Any merchandise, material or waste left in the Premises or adjacent interior or exterior areas by Lessee after the end of the term may be summarily removed by Lessor without notice to Lessee, and Lessee agrees to reimburse Lessor for the cost of such removal.

     3.2 Use of Premises. Lessee shall use and occupy the Premises in a safe and careful manner, conforming to good housekeeping practices in Lessee's trade or industry and to reasonable recommendations of the fire insurance underwriters insuring the Leased Premises. Lessee shall make all alterations or improvements to the Leased Premises, necessary and proper for the conduct of its business, in a good and workmanlike manner free of liens of contractors, materialmen or laborers. Any structural alterations or improvements shall be at Lessee's sole cost and expense and with the consent of the Lessor first obtained. Lessee shall conform to and obey all laws, ordinances, rules, regulations, requirements and orders of all governmental bodies or authorities respecting its use of the Premises. Lessee agrees not to use the Premises in any manner deemed specially hazardous because of fire risk or otherwise, or unless Lessor shall first consent in writing for any purpose other than hereinbefore stated. If Lessee installs equipment which unbalances or overloads electrical equipment or wiring in or about the Premises, Lessee shall correct such unbalanced or overloaded condition and replace equipment or wiring damaged at Lessee's own expense. If Lessee deposits grease, toxic materials or other substances in sewers or drains serving the Premises, Lessee shall have such sewers and drains cleaned at Lessee's expense as often as Lessor considers necessary for the continuous and unrestricted operation of such sewers.

     Lessee warrants that it shall not make any use of the Premises or any other portion of the Premises which may cause contamination of the soil, the subsoil, air, or ground water.

     Lessee shall keep and maintain the Premises in compliance with, and shall not cause or permit the Premises to be in violation of any federal, state or local laws, ordinances, rules or regulations pertaining to health, industrial hygiene or the environmental conditions on, under or about the Premises, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901 et seq. the Clean Air Act, 42 U.S.C. Section 7401 et seq., and such state counterparts or supplements as may from time to time be enacted, and all regulations pertaining thereto (herein collectively referred to as "Environmental Laws").

     Lessee shall indemnify and hold harmless Lessor, its partners and their officers, employees, agents, successors and assigns from and against any and all loss, cost, damage, expense, liability and claims arising from Lessee's use of the Premises for the conduct of its business or from any activity, work or other things done or suffered by the Lessee in or about the Premises, specifically including any violation of any Environmental Laws.

     3.3 Removal of Trade Fixtures. If Lessee be not in default hereunder, all trade fixtures and/or equipment installed in the Premises by Lessee may, and if Lessor so requests, shall, be removed at the end of the term; provided, however, that Lessee shall repair, at its own expense, any injury to the Premises resulting from such removal. If removed equipment includes lighting fixtures, Lessee shall restore and leave in operating order and with operating bulbs or tubes the equivalent of the lighting equipment in the Premises at the beginning of the term.

                                 ARTICLE IV
                                 ----------
                         MAINTENANCE OF THE PREMISES
                         ---------------------------

     4.1 Maintenance by Lessee. Lessee covenants and agrees to keep and maintain the Premises in good order, condition and repair, and, except as provided in Article 4.3, to promptly make all repairs or replacements becoming necessary during the term hereof including, but without limitation, repairs or replacements of windows, doors, glass (which shall be replaced with glass of the same size and quality), electrical, plumbing and sewage lines and fixtures within the Premises, and all heating, air conditioning and ventilating equipment and ducts and vents attached thereto, including any of such equipment which may, with Lessor's consent, be mounted on the roof of the Premises; all walls, floor covering, ceilings and roof and all fire extinguishers and building appliances of every kind. Lessee shall make no alterations in or to the Premises nor shall Lessee cause or permit any equipment or apparatus to be installed or put upon or through the roof, walls or floors of the Premises without, in each case, Lessor's prior written consent, which consent shall not be unreasonably withheld. Lessee shall at all times maintain sufficient heat in the Premises to prevent freezing of water lines. If Lessee installs or moves partitions or walls in the Premises, Lessee shall also make, at its own expense but subject to Lessor's approval, all additions to or changes in location of heating, plumbing, sprinkler or electrical equipment in the Premises made necessary by those installations.

     4.2 Lessor's Right to Access. Lessee covenants and agrees to permit Lessor to enter the Premises at all reasonable or necessary times to examine their condition or to make repairs and improvements as provided hereunder. During the last six (6) months of the term of this Lease, Lessor shall have the right to show the Premises to prospective tenants at all reasonable times and to maintain a "for rent" sign on the exterior thereof.

     4.3 Casualty Damage. Lessor and Lessee agree that if the Premises shall be materially damaged or destroyed by fire or other casualty covered under the policies of fire and extended coverage insurance on the Leased Premises, and such damage or destruction could reasonably be repaired within one hundred twenty (120) days from the happening thereof, then Lessee shall proceed with all reasonable speed to repair such damage or destruction and to restore the Premises as nearly as practicable to their condition immediately preceding such damage or destruction to the extent of the available net insurance proceeds and subject to the approval by Lessor of all plans and specifications for such repair. If the Premises cannot reasonably be restored within the number of days set forth above but can be restored within one hundred eighty (180) days, then Lessee may, but shall not be required to, restore the Premises in accordance with the foregoing. If Lessee does not elect to restore the Premises pursuant to the preceding sentence, then Lessor may, by prompt written notice to Lessee, elect to restore the Premises at its sole cost and expense using the net insurance proceeds to apply to the cost and expense necessary to restore the Premises. If neither party elects to restore the Premises, then this Lease shall terminate as of the date of such damage or destruction and both parties shall be released from further liability hereunder, without prejudice, however, to any rights accruing to either party prior to the date of such damage or destruction.

     If in any case Lessee elects or is required to restore the Premises and promptly commences and thereafter diligently pursues such restoration, this Lease shall not terminate, notwithstanding that the actual time required for such repairs or restoration may exceed that contemplated by the parties. The rent for the Premises during the time Lessee is deprived of possession on account of such damage or destruction or the repair or restoration thereof shall be abated on a per diem basis.

     4.4 Liens. The Lessee shall not have the power to do any act or make any contract which may create or be the basis for any lien upon the interest, reversion or other estate of the Lessor in the Leased Premises and, as relates to construction, repairing, reconstruction, or the making of alterations or additions to the Leased Premises, by Lessee, it is expressly understood and agreed, and notice is hereby given, that no persons, firms, or corporations, furnishing labor, material, or services for such construction, repair, reconstruction, or the making of alternations or additions to the Leased Premises at any time during the term hereof shall have any lien upon the Lessor's interest in the Leased Premises or upon the appurtenances, equipment, machinery and fixtures thereof. If, because of any act or omission of Lessee or anyone claiming by, through, or under Lessee, any mechanic's or other lien or order for the payment of money shall be filed against the Leased Premises, or against Lessor (whether or not such lien or order is valid or enforceable as such), Lessee shall, at its own cost and expense, cause the same to be cancelled and discharged of record within thirty (30) days after the date of filing thereof, excluding any delay due to cause(s) beyond the control of Lessee, and shall also indemnify and save harmless Lessor from and against any and all costs, expenses, claims, losses or damages, including reasonable counsel fees, resulting therefrom or by reason thereof.

                                  ARTICLE V
                                  ---------
                           INSURANCE AND LIABILITY
                           -----------------------

     5.1 Indemnification and Insurance. Lessee covenants and agrees to indemnify and save Lessor free and harmless from and against any damage, loss or liability for injury to or death of persons and/or loss or damage to property, not compensated for by Lessor's insurance, occasioned by, growing out of, or arising or resulting from Lessee's default hereunder or from any act or omission of Lessee, its agents or employees. Lessee shall during the term hereof and at its own expense carry public liability insurance with at least $1,000,00.00 bodily injury and $500,000.00 property damage limits, with Lessor named as an additional insured, and a copy of such policy, or certificate thereof, shall be kept on deposit with Lessor. Lessee further covenants and agrees that during the term of this Lease it shall carry fire and extended coverage insurance on the Leased Premises at Lessee's expense, with companies qualified in the State of Michigan and approved by Lessor and any mortgagee of the Leased Premises, for the full insurable value of the building(s) and other improvements on the Leased Premises, naming the Lessor and any mortgagee of the Leased Premises as additional insureds. Lessee further agrees to exhibit such policies or certificates of such policies to Lessor and any mortgagee of the Leased Premises upon its request and agrees that such policies shall not be subject to cancellation unless sixty (60) days prior written notice of such cancellation is first provided Lessor and any mortgagee of the Leased Premises.

     5.2 Lessor's Nonliabilitv. Lessor shall have no responsibility for the care or safety of merchandise or other property kept on the Premises by Lessee, and shall not be liable for any damage caused directly or indirectly by acts or omissions of others, or by water or steam leaking, escaping or bursting from any sprinkler equipment, water, steam or other pipes, washstands, tanks, water closets or sewers in, above, under, upon or about the Premises, or by water, snow or ice being upon or coming through the roof, skylights, windows, trapdoors or otherwise.

     5.3 Mutual Waiver of Subrogation. To the extent they may do so without invalidating their respective policies of insurance, Lessor and Lessee each agree to and hereby do waive all rights of recovery and cause of action against the other for damage to property caused by any of the perils covered by any of their respective policies of insurance as now or thereafter in force, notwithstanding that any such damage or destruction may be due to the negligence of either party, or person claiming under or through them.

     5.4 Limited Liability of Lessor. Lessee agrees to look solely to Lessor and Lessor's assets for the satisfaction of any claim, liability, or judgment obtained against Lessor and arising out of this Lease, and no partner of Lessor, whether general or limited, or his heirs, successors, personal representatives or assigns, shall have any personal liability or responsibility hereunder whatsoever. In the event of a sale of the Premises, or of the property in which they are contained, during the term, and an assumption by the purchaser of the Lessor's obligations hereunder, Lessor shall be immediately and automatically released from further liability under this Lease.

                                 ARTICLE VI

                               EMINENT DOMAIN

     6.1 Eminent Domain. Appropriation of all the Leased Premises shall terminate this Lease as of the date thereof. If part, but not all, of the Leased Premises be appropriated, and loss of the part appropriated would have a significant detrimental effect on Lessee's use of the Premises, then Lessee shall have the right to cancel this Lease by written notice to Lessor given within fifteen (15) days after such appropriation. Cancellation shall be as of the effective date of such appropriation. In the event Lessee elects to cancel this Lease pursuant to this Article 6.1, Lessee shall vacate the Premises as of the date the Premises are to be delivered to such appropriating agency or body and upon such vacation this Lease shall terminate. If Lessee does not exercise its cancellation right, Lessor shall, at the expiration of the fifteen (15) day period, proceed with all reasonable dispatch to repair any damage to the Premises caused by the appropriation, and Lessee shall be entitled to a reasonable adjustment in the rent accruing hereunder from the date of appropriation, proportionate to that part of the Premises so taken.

     6.2 Allocation of Award. Lesee shall not be entitled to any part of an award or settlement of damages representing the value of land and building appropriated, or any estate therein, or damage to the residue of the Leased Premises or other property of Lessor, it being agreed that as between Lessor and Lessee any such award shall be the sole property of Lessor. However, in any condemnation proceeding, Lessee may claim and receive compensation from the condemning authority for damage to its fixtures, for the cost of removal and damage by reason thereof, and for any other loss or damage it may suffer by reason of the appropriation. No appropriation of part or all of the Leased Premises, or cancellation of this Lease pursuant to this Article shall be deemed an eviction of Lessee, or a breach of any covenant of Lessor hereunder.

     6.3 Rent Reduction. For purposes of this Article, the terms "appropriation" or appropriated" shall mean a taking in condemnation proceedings by right of eminent domain, or a conveyance by Lessor to a public or quasi-public authority under threat of condemnation, and the date of appropriation shall be the date on which any such event occurs. Where a rent adjustment is provided for in this Article, the amount of the reduction shall be determined by agreement between Lessor and Lessee, or if they are unable to agree within thirty (30) days after appropriation, shall be determined by an arbitrator appointed under the rules of the American Arbitration Association, as then in effect. Ihe decision of such arbitrator shall be final and binding on the parties and the expense of arbitration shall be borne by them equally.

                                 ARTICLE VII

                              DEFAULT BY LESSEE

     7.1 Default by Lessee. If Lessee shall at any time be in default in the payment of rent or other charges or in the performance of any of its agreements hereunder, and if such default relates to the payment of money, shall fail to remedy it within ten (10) days after written notice from Lessor, or if the default relates to matters other than the payment of money, fails to commence to remedy it within thirty (30) days after written notice from Lessor and thereafter diligently to pursue correction thereof, or if a receiver of any property of Lessee on the Premises be appointed, or Lessee's interest in the Premises is levied upon by legal process, or Lessee be adjudged bankrupt, and Lessee fails within thirty (30) days to commence, and thereafter diligently to pursue proceedings for the vacation of such appointment, levy or adjudication, or if Lessee shall dispose of all or substantially all of its assets in bulk, or make an assignment for the benefit of its creditors, then, and in any such instance, without further notice to Lessee, Lessor may enter upon the Premises notwithstanding the provisions of this Lease, and in the event of such entry, Lessor may either:

     (a) Terminate this Lease, in which event the obligations of Lessee hereunder shall cease, without prejudice however to the right of Lessor to recover from Lessee for rent or otherwise to the date of entry, and in addition, as liquidated damages, a sum equal to any deficiency between the then rental value of the Premises for the unexpired portion of the term and the rent provided for that period, discounted at four per cent (4%) per annum to present net worth, plus the reasonable estimated expenses of reletting. If Lessee be adjudicated a bankrupt, Lessor shall in lieu of such liquidated damages be allowed a claim in the bankruptcy proceeding for future rent to the extent permitted by bankruptcy laws; or

     (b) Enter upon the Premises without terminating this Lease and relet them in its own name for the account of Lessee for the remainder of the term (and thereafter for its own account) at the highest rent then attainable, and make such alterations and repairs as may be necessary to effect reletting, and immediately recover from Lessee any deficiency for the balance of the term between the amount for which the Premises were relet and the rent provided hereunder discounted at four per cent (4%) per annum to present net worth plus any expense of reletting or alteration.

     Upon any such entry, Lessor may remove all persons and property from the Premises, and such property may be removed and stored at a public warehouse or elsewhere at the cost of and for the account of Lessee, all without service of notice or resort to legal process (all of which Lessee expressly waives), and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby. Upon default by Lessee, Lessor shall have a lien for the payment of all sums agreed to be paid by Lessee hereunder upon all Lessee's property and Lessee agrees to execute and deliver such financing statements as may be required by law to confirm and perfect such lien.


                                ARTICLE VIII

                               MISCELLANEOUS

     8.1 Quiet Enjoyment. Lessor covenants and agrees that if Lessee pays the minimum and additional rent and other charges herein provided, and performs all the covenants and agreements herein stipulated to be performed on Lessee's part, Lessee shall, at all times during the term, have the peaceable and quiet enjoyment and possession of the Premises without any manner of hindrance from Lessor or from any other persons except as to any portion of the Premises that may be taken by eminent domain.

     8.2 Assignment and Subletting. Lessee shall not, in each instance, (i) assign, convey, mortgage or hypothecate this Lease or any interest therein;
(ii) allow any transfer hereof or any lien upon Lessee's interest by operation of law; (iii) sublet or license the Premises or any part thereof; or (iv) permit the use or occupancy of the Premises or any part thereof by anyone other than Lessee or for any purpose other than as provided herein. Any transfer of this Lease by merger, consolidation or liquidation, or by any change in ownership or power to vote a majority of its outstanding voting stock to a surviving corporation or continuing corporation with a net worth of less then Five Million Dollars ($5,000,000) shall constitute an assignment for purposes of this Lease. Consent to any such assignment, conveyance or subletting by Lessor shall not operate as a waiver of the necessity for a consent to any subsequent assignment, conveyance or subletting and the terms of such consent shall be binding upon any person holding by, under or through Lessee. Any such consent shall not relieve Lessee from liability hereunder for the payment of rental or performance or observance of any of the terms and conditions of this Lease.

     8.3 Short Form Lease. This Lease shall not be recorded, but upon the request of Lessee, Lessor shall execute a short form or memorandum thereof for recording purposes which shall contain sufficient information to protect the leasehold estate of Lessee.

     8.4 Subordination and Offset Certificate. Lessee covenants and agrees, within ten (10) days after Lessor's written request, to execute and deliver to
Lessor:

     (a) Any documents necessary to subordinate this Lease to the lien of any mortgage Lessor desires to place on the Premises, provided the mortgagee agrees to allow Lessee to remain in possession provided Lessee is not in default under the terms of this Lease, and/or

     (b) A certificate to any proposed mortgagee or purchaser of the Premises certifying that this Lease is in full force and effect and that there are no defenses or offsets thereto on Lessee's part, if such be the case, or if not, stating those claimed by Lessee, and stating the date to which rent has been paid.

     8.5 Relationship of Parties. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent or of partnership, or of joint venture, or of any association whatsoever between Lessor and Lessee, it being expressly understood and agreed that neither the computation of rent nor any other provisions contained in this Lease, nor any act or acts of the parties hereto, shall be deemed to crete any relationship between Lessor and Lessee other than the relationship of landlord and tenant.

     8.6 Holding Over. If Lessee shall remain in possession of all or any part of the Premises after the expiration of the term of this Lease or any extension or renewal thereof, then Lessee shall be deemed a Lessee of the Premises from year to year. Any holding over by Lessee shall be upon and subject to all of the terms and conditions of this Lease except as to the term of this Lease and rent for the period of such hold over tenancy shall be at the highest rate payable for any portion of the term.

     8.7 No Waiver. No receipt of money by Lessor from Lessee with knowledge of the breach of any covenants of this Lease, or after the termination hereof, or after the service of any notice, or after the commencement of any suit, or after final judgment for possession of said Premises shall be deemed a waiver of such breach, nor shall it reinstate, continue or extend the term of this Lease or affect any such notice, demand or suit. No consent or waiver, express or implied, by Lessor to or for any other breach of any covenant, condition, or duty of Lessee shall be construed as a consent or waiver to or for any other breach of the same or any other covenant, condition or duty to be observed by Lessee.

     8.8 Notices. Any notice required or permitted to be given to Lessee hereunder shall be sufficiently given if in writing, addressed to Lessee, and mailed certified mail, return receipt requested, to such address as Lessee may from time to time designate for that purpose in writing to Lessor, or in the absence of designation, left on the Premises. Any notice required or permitted to be given to Lessor hereunder shall be deemed sufficiently given if in writing, addressed to Lessor, and mailed certified mail, return receipt requested, or delivered to Lessor c/o Charles J. O'Toole, Esq., 1100 Huntington Building, Cleveland, Ohio 44115 or to such other address as Lessor may from time to time designate in writing to Lessee for that purpose.

     8.9 Lessor's Consent. With respect to any consent of Lessor required under the terms of the Lease, Lessor agrees that its consent shall be in writing and not be unreasonably withheld.

     8.10 Force Majeure. Except with respect to payment of rent, taxes, charges for utilities and insurance premiums, in the event that either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lockouts, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or any other reason of a like nature not the fault of the party delayed in performing work or doing any act required under the terms of this Lease, then performance of such act shall be excused from the period of the delay and the period of the performance of any act shall be extended for a period equivalent to the period of such delay.

                                 ARTICLE IX
                                 ----------
                             SPECIAL PROVISIONS
                             ------------------

     9.1 Parties and General Definitions. This Lease and all the covenants, provisions, and conditions herein contained shall inure to the benefit of and be binding upon the heirs, successors, and assigns of the parties; provided, however, that no assignment by, from, through or under Lessee in violation of any of the provisions hereof, shall vest in the assignee any right, title, or interest whatever. Neuter pronouns shall be read as masculine or feminine, and words in the singular person as plural, if the nature or number of the parties require. The word "term" when used to refer to the period for which the Premises are let and leased, including any period of holding over. Paragraph headings are for convenience only, and their presence or absence shall not be considered in the interpretation of this Lease.

     9.2 Attorney's Fees. In the event it becomes necessary, for purposes of enforcing the terms of this Lease, for either Lessor or Lessee to institute an action at law or otherwise commence legal proceedings against the other, then, at all trial and appellate levels respecting such proceedings, the prevailing party shall be entitled to costs and attorney's fees from the other.

     9.3 Governing Law and Venue. This Lease shall be construed in accordance with the laws of the State of Michigan and venue shall lie in Oakland County, Michigan.

     IN WITNESS WHEREOF, this instrument has been executed by Lessor and Lessee as of the day and year first above written.


Signed and acknowledged                 VALLEY INDUSTRIES REALTY L.P.,
in the presence of:                     a Delaware limited partnership

                                        By: FISHER FINANCIAL SERVICES CORP.
                                            General Partner

           [SIG]                        By  [SIG]
----------------------------              -----------------------------

           [SIG]                        Its Secretary
----------------------------               ----------------------------
                                                                Lessor

                                            VALLEY INDUSTRIES, INC.

           [SIG]                        By  [SIG]
----------------------------               ----------------------------

           [SIG]                        Its VP-Finance & Administration
----------------------------               ----------------------------
                                                                Lessee

 STATE OF OHIO            )
                          ) SS.
 COUNTY OF CUYAHOGA       )


      BEFORE ME, a Notary Public in and for said County and State, personally appeared VALLEY INDUSTRIES REALTY L.P., a Delaware limited partnership, by Charles J. O'Toole, the Secretary of FISHER FINANCIAL SERVICES CORP., the general partner of said partnership, who acknowledged that he did sign the foregoing instrument and that the same is his free act and deed and the free act and deed of said partnership.

      IN WITNESS WHEREOF, I have hereunder set my hand and official seal at Cleveland, Ohio this 23rd day of January, 1997.

                                                          [SIG]
                                               --------------------------
                                               Notary Public

 STATE OF MICHIGAN        )
                          ) SS.
 COUNTY OF OAKLAND        )


     BEFORE ME, a Notary Public in and for said County and State, personally appeared VALLEY INDUSTRIES, INC., a Delaware corporation, by Mark S. Moriary, its VP-Finance & Admin, who acknowledged that he did sign the foregoing instrument and that the same is his free act and deed and the free act and deed of said corporation.


     IN WITNESS WHEREOF, I have hereunder set my hand and official seal at Madison Heights, Michigan this 24th day of January, 1997.

                                             Tracey M. Besola
                                             ---------------------
                                             Notary Public

 This instrument prepared by:                TRACEY M. BESOLA
 Michael E. Elliott (Ohio Bar 0018761)       NOTARY PUBLIC - MACOMB COUNTY, MI
 ARTER & HADDEN                              MY COMMISSION EXPIRES 09/27/99
 1100 Huntington Building
 Cleveland, Ohio 44115
 (216) 696-1100


 205524.la